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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 4, 2000


                            AXSYS TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
         (State or other jurisdiction of incorporation or organization)

COMMISSION FILE NUMBER 0-16182                        11-1962029
                                         (I.R.S. Employer Identification Number)

          910 SYLVAN AVENUE
     ENGLEWOOD CLIFFS, NEW JERSEY                       07632
(Address of principal executive offices)              (Zip Code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 871-1500


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ITEM 5. OTHER EVENTS.

         In a joint press release by Axsys Technologies, Inc. and Molex Incorporated (Nasdaq: MOLX and MOLXA) on February 4, 2000 and a press release by Axsys Technologies, Inc. on February 4, 2000, Axsys Technologies, Inc., announced it has entered into an agreement to sell the net assets of its Beau Interconnect division. The text of these press releases is attached hereto as
Exhibit 99.1 and Exhibit 99.2. The latter press release also indicates that Axsys Technologies, Inc. expects to implement a restructuring plan, to be announced shortly, which will result in a non-recurring charge to earnings.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         (c)   Exhibit 99.1   Axsys Technologies, Inc. and Molex Incorporated
                              Joint Press Release dated February 4, 2000.

               Exhibit 99.2 Axsys Technologies, Inc. Press Release dated February 4, 2000


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

         Dated: February 8, 2000

                                    AXSYS TECHNOLOGIES, INC.
                                    (Registrant)
                                    /s/ RAYMOND F. KUNZMANN
                                    --------------------------------------------
                                    Chief Financial Officer
                                    (Principal Financial and Accounting Officer)